Exhibit 99.3

CITY SAVINGS FINANCIAL CORPORATION

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2007	June 30, 2007
	(Unaudited)
ASSETS
Cash and due from financial institutions	$1,275	$1,537
Federal funds sold	3,654	152

Cash and cash equivalents	4,929	1,689
Interest-bearing time deposits	100	100
Securities available for sale	11,963	16,162
Securities held to maturity (fair value of $118 and $ 122)	118	122
Federal Home Loan Bank (FHLB) stock, at cost (restricted)	1,526	1,526
Loans held for sale	185	137
Loans, net of allowance for loan losses of $2,308 at September 30, 2007 (unaudited), $2,965 at June 30, 2007	96,155	97,450
Other real estate owned	503	—
Premises and equipment, net	3,708	3,751
Cash surrender value of life insurance	2,778	2,753
Accrued interest receivable and other assets	2,640	2,749

Total assets	$124,605	$126,439

LIABILITIES AND EQUITY
Deposits
Non-interest bearing	$3,372	$3,293
Interest bearing	80,310	81,637

Total deposits	83,682	84,930
Federal Home Loan Bank advances	21,351	20,969
Accrued interest payable and other liabilities	7,549	8,578

Total liabilities	112,582	114,477

Equity
Common Stock, no par value, 20,000,000 shares authorized, 565,863 shares issued and outstanding	5,383	5,381
Retained earnings	6,946	6,995
Unearned ESOP	(211)	(211)
Accumulated other comprehensive loss net of tax of $(62) at September 30, 2007 (unaudited), $(129) at June 30, 2007	(95)	(203)

Total equity	12,023	11,962

Total liabilities and equity	$124,605	$126,439

CITY SAVINGS FINANCIAL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(in thousands except for share and per share data)

	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006
Interest and dividend income
Loans, including fees	$1,798	$2,007
Taxable securities	155	184
Tax exempt securities	—	—
FHLB stock	17	16
Other interest income	26	7
Total interest and dividend income	1,996	2,214

Interest expense
Deposits	834	930
Federal Home Loan Bank advances	289	279
Other borrowings	113	117

Total interest expense	1,236	1,326

Net interest income	760	888
Provision for loan losses	—	25

Net interest income after provision for loan losses	760	863

Noninterest income
Service charges on deposits	48	46
ATM and debit card fees	19	20
Brokerage fees	—	—
Trust fees	—	—
Earnings on life insurance, net	25	20
Net gains on sales of loans	23	45
Loan servicing fees, net	—	—
Net gains (losses) on securities	(98)	(18)
Other income	58	52

Total noninterest income	75	165

Noninterest expense
Salaries and employee benefits	512	510
Occupancy and equipment	136	125
Data processing	44	29
Advertising	11	29
Bank examination fees	23	23
Other expenses	236	181

Total noninterest expense	962	897

Income before income taxes	(127)	131
Income tax expense (benefit)	(78)	16

Net income	$(49)	$115

Other comprehensive income (loss), net of tax
Unrealized gain (loss) on securities available for sale	$179	$385
Income tax effect	(71)	(153)

Other comprehensive income (loss)	108	232

Comprehensive income	$59	$347

CITY SAVINGS FINANCIAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(in thousands)

	Common Stock	Retained Earnings	Unearned Compensation	Unearned ESOP Shares	Accumulated Other Comprehensive Income Net of Tax	Total
Balances – July 1, 2006	$5,392	$7,655	$(147)	$(267)	$(374)	$12,259
Comprehensive income:
Net income	—	115	—	—	—	115
Other comprehensive income, unrealized gain on securities, net of tax of $ 153	—	—	—	—	232	232

Total comprehensive income						347

Balances – September 30, 2006	$5,392	$7,770	$(147)	$(267)	$(142)	$12,606

Balances – July 1, 2007	$5,381	$6,995	$—	$(211)	$(203)	$11,962

Comprehensive income:
Net income	—	(49)	—	—	—	(49)
Other comprehensive income, unrealized gain on securities, net of tax of $ 71	—	—	—	—	108	108

Total comprehensive income						59

Share based compensation expense	2	—	—	—	—	2

Balances – September 30, 2007	$5,383	$6,946	$—	$(211)	$(95)	$12,023

CITY SAVINGS FINANCIAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Three Months Ended September 30,
	2007	2006
Cash flows from operating activities
Net income (loss)	$(49)	$115
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	43	48
Provision for loan losses	—	25
Investment securities amortization, net	22	15
Net (gains) losses on securities	98	18
Net (gains) losses on sales of loans	(23)	(45)
Originations of loans held for sale	(3,990)	(2,603)
Proceeds from sales of loans held for sale	3,965	2,390
Amortization of stock options	2	—
Net (gains) losses on sales of other real estate owned	—	11
Earnings on life insurance, net	(25)	(20)
Change in assets and liabilities:
Accrued interest receivable and other assets	(159)	12
Accrued interest payable and other liabilities	(506)	1

Net cash from operating activities	(622)	(33)

Cash flows from investing activities
Net change in loans	1,061	1,197
Proceeds from sales of other real estate owned	—	91
Proceeds from maturities, calls and principal repayments of securities available for sale	43	49
Proceeds from maturities, calls and principal repayments of securities held to maturity	3	8
Proceeds from sales of securities available for sale	4,215	881
Proceeds from redemption of FHLB stock	—	151
Purchases of securities available for sale	—	—
Premises and equipment expenditures, net	—	—

Net cash from investing activities	5,322	2,377

Cash flows from financing activities
Net change in deposits	(1,248)	4,044
Proceeds from FHLB advances	13,000	4,000
Repayment of FHLB advances	(12,617)	(10,138)
Net change in other borrowings	(595)	104

Net cash from financing activities	(1,460)	(1,990)

Net change in cash and cash equivalents	3,240	354
Cash and cash equivalents at beginning of period	1,689	2,258

Cash and cash equivalents at end of period	$4,929	$2,612

Supplemental disclosures and cash flow information:
Cash paid during the period for:
Interest paid	$725	$921
Income taxes paid	—	—

CITY SAVINGS FINANCIAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

(in thousands)

NOTE 1 – BASIS OF PRESENTATION AND CONSOLIDATION

The accounting and reporting policies of City Savings Financial Corporation (Company), its wholly owned subsidiary, City Savings Bank (Bank), and the Bank’s wholly owned subsidiary, City Savings Financial Services, Inc. (CSFS), conform to accounting principles generally accepted in the United States of America and reporting practices followed by the thrift industry.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company, Bank, and CSFS after elimination of all material intercompany transactions.

NOTE 2 – SECURITIES

The fair value of available for sale securities and the related gross unrealized gains and losses recognized in accumulated other comprehensive income (loss) were as follows:

September 30, 2007 (Unaudited)

	Fair Value	Unrealized Gains	Unrealized Losses
Available for sale
Federal agencies	$5,854	$8	$(23)
Mortgage-backed securities	225	2	(1)
State and municipal	5,263	13	(79)
Corporate obligations	621	—	(77)

Total available for sale	11,963	23	(180)

Held to maturity – mortgage-backed
Securities	118	—	—

Total investment securities	$12,081	$23	$(180)

NOTE 2 – SECURITIES (continued)

June 30, 2007

	Fair Value	Unrealized Gains	Unrealized Losses
Available for sale
Federal agencies	$6,749	$1	$(118)
Mortgage-backed securities	237	1	—
State and municipal	7,965	3	(147)
Corporate obligations	1,211	—	(72)

Total available for sale	16,162	5	(337)

Held to maturity – mortgage-backed
Securities	122	—	—

Total investment securities	$16,284	$5	$(337)

NOTE 3 – LOANS

Loans at September 30, 2007 (Unaudited) and June 30, 2007 were as follows:

	September 30, 2007	June 30, 2007
	(Unaudited)
Commercial and industrial	$10,137	$9,542
Real Estate:
One-to-four family	46,817	47,894
Commercial	22,520	23,302
Land	5,301	5,265
Multi-family	675	681
Construction	9,652	9,625
Consumer	6,552	7,242

Subtotal	101,654	103,551
Less: Net deferred loan (fees) costs	(68)	(75)
Undisbursed portion of loans	(3,123)	(3,061)
Allowance for loan losses	(2,308)	(2,965)

Loans, net	$96,155	$97,450

NOTE 3 – LOANS (continued)

Activity in the allowance for loan losses was as follows:

	Three Months Ended September 30,
	2007	2006
	(Unaudited)	(Unaudited)
Beginning balance	$2,965	$2,576
Provision for loan losses	—	25
Loans charged-off	(668)	(32)
Recoveries	11	1

Ending balance	$2,308	$2,570

NOTE 4 – RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards:

As of January 1, 2007, the Bank adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (FIN 48). Under FIN 48 a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The adoption of FIN 48 had no affect on the Bank’s consolidated financial statements.

The Bank’s policy is to recognize interest and/or penalties related to income tax matters in income tax expense. The Bank did not have any amounts accrued for interest and/or penalties at January 1, 2007 or at September 30, 2007.

Effective January 1, 2007, the Bank adopted the FASB Emerging Issues Task Force Issue No. 06-5, Accounting for Purchases of Life Insurance – Determining the Amount that Could Be Realized in Accordance with FASB Technical Bulletin No. 85-4 (Accounting for Purchases of Life Insurance). This issue requires that a policyholder consider contractual terms of a life insurance policy in determining the amount that could be realized under the insurance contract. It also requires that if the contract provides for a greater surrender value if all individual policies in a group are surrendered at the same time, that the surrender value be determined based on the assumption that policies will be surrendered on an individual basis. Lastly, the issue discusses whether the cash surrender value should be discounted when the policyholder is contractually limited in its ability to surrender a policy. The adoption of EIFT Issue No. 06-5 did not have a material effect on the Bank’s consolidated financial statements.

NOTE 4 – RECENT ACCOUNTING PRONOUNCEMENTS (continued)

Effect of Newly Issued but Not Yet Effective Accounting Standards:

In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This Statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. This Statement establishes a fair value hierarchy about the assumptions used to measure fair value and clarifies assumptions about risk and the effect of a restriction on the sale or use of an asset. The Statement is effective for fiscal years beginning after November 15, 2007. Management has not completed an evaluation of the impact of the adoption of this Statement.

In September 2006, the FASB Emerging Issues Task Force finalized Issue No. 06-4, Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements. This issue requires that a liability be recorded during the service period when a split-dollar life insurance agreement continues after participants’ employment or retirement. The required accrued liability will be based on either the post-employment benefit cost of the continuing life insurance or based on the future death benefit depending on the contractual terms of the underlying agreement. This issue is effective for fiscal years beginning after December 15, 2007. Management has determined that the adoption of EITF 06-04 will not have a material effect on the Bank’s consolidated financial statements.

In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS No. 159), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS No. 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS No. 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS No. 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS No. 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS No. 157. This Statement is effective for fiscal years beginning after November 15, 2007. Management has not completed an evaluation of the impact of the adoption of this Statement.

NOTE 5 – OTHER EVENTS

On March 8, 2007, the Company executed a definitive merger agreement with The LaPorte Savings Bank, LaPorte, Indiana (LaPorte), pursuant to which LaPorte will acquire the Company and City Savings Bank for $34.00 per share. The Company’s board of directors unanimously approved the merger agreement, and it is expected that the merger will close in the fourth quarter of 2007 pending regulatory and shareholder approval. The merger agreement may be terminated at any time prior to the completion of the merger upon the occurrence of certain events which could require a fee of $750,000 to be paid to LaPorte. As of September 30, 2007, the Company has recorded $350,000 in merger related expenses and has been expensing all merger related expenses as they are incurred.